COLUMBIA CORE BOND FUND
                (formerly named Columbia Quality Plus Bond Fund)

               Supplement to Prospectuses dated September 1, 2005

1. The section under the heading "Principal Investment Strategies" is revised and replaced in its entirety with the following disclosure:

The Fund invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as in U.S. and foreign corporate debt obligations, such as notes and bonds. The Fund also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and obligations of U.S. and foreign banks.

The Fund may participate in mortgage dollar rolls and may roll all, a portion, or none of the Fund's mortgage positions.

The Fund may from time to time invest in a limited amount of interest rate futures contracts. The Fund will use interest rate futures contracts, which may be considered derivatives, in an effort to manage the impact to the Fund of changes in interest rates.

In selecting portfolio securities for the Fund, the Fund's investment advisor monitors and evaluates economic trends. It establishes duration targets and ranges of interest rates on bonds of various maturities, and determines the appropriate allocation of the Fund's investments among various market sectors.

Substantially all of the Fund's investments (under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes) will be debt obligations of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch), or are unrated securities determined by the advisor to be of comparable quality. High quality securities tend to pay less income than lower-rated securities. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund does not have to sell the security unless the advisor determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any debt securities that are not rated investment grade by S&P, Moody's or Fitch (or unrated but determined by the advisor to be of comparable quality) to the extent such securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional tax liability.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


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2.       The following disclosure is added under the heading "Principal
         Investment Risks":

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.


3. The second paragraph under the heading "Average Annual Total Returns" in the call-out box entitled "Understanding Performance" is revised in its entirety as follows:

Beginning in 2005, the Fund's benchmark was changed to the Lehman Brothers Aggregate Bond Index (the Lehman Aggregate Index), an unmanaged market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Previously, the Fund's returns were compared to the Lehman Brothers Government/Credit Bond Index (the Lehman Index), an unmanaged index that tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of at least one year. The advisor believes that the Lehman Aggregate Index, because of its greater emphasis on total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the Lehman Aggregate Index, as well as the Fund's previous benchmark, the Lehman Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


4. The following line is added to the "Average Annual Total Returns - for periods ended December 31, 2004" chart:

                                            1 Year            5 Years           10 Years
Lehman Aggregate Index  (%)                 4.34              7.71              7.72














SUP-47/91417-1005                                              October 21, 2005